Exhibit 99.1

FOR IMMEDIATE RELEASE
XFONE, INC. ANNOUNCES RESULTS OF
SPECIAL MEETING OF SHAREHOLDERS

LONDON - (PR NEWSWIRE) - March 15, 2006 - XFONE, Inc. (AMEX:XFN) (“XFONE” or “the Company”), an international diversified communications services company, today announced that at a Special Shareholder’s Meeting, held Monday, March 13, 2006 at the Company’s corporate headquarters in London, the following items were approved:

•
The election of six members of the Board of the Directors. The Directors will serve until the next Meeting of Stockholders of the Company held specifically for elections of a new Board of Directors of the Company and until their successors are duly elected and qualified;

•	The Company's 2004 Stock Option Plan which is designated for the benefit of employees, officers, directors, consultants and subcontractors of the Company, including its subsidiaries;
•	The acquisition of I-55 Internet Services, Inc.;
•	The acquisition of I-55 Telecommunications, LLC; and
•	The financing transaction by and among the Company, Mercantile Discount-Provident Funds, Hadar Insurance Company Ltd., the Israeli Phoenix Assurance Company Ltd. and Gaon Gemel Ltd.

The definitive Proxy Statement was filed on February 9, 2006 with the Securities and Exchange Commission and can be viewed at www.sec.gov.

Expressing his satisfaction, Guy Nissenson, Chief Executive Officer of XFONE, Inc., stated, “The Company’s management team is very proud of the significant progress that has been made in establishing the framework upon which XFONE will build all its future success. We believe we have created an environment defined by great enthusiasm, positive expectations and dynamic global growth opportunities for our Company, and it is our commitment to ensure that the growth of XFONE is managed progressively and responsibly.”

About XFONE, Inc.
A U.S.-domiciled corporation, XFONE, Inc. is an international voice, video and data communications services provider with operations in the United Kingdom, the United States and Israel that offers a wide range of services, which include: local, long distance and international telephone services; prepaid and postpaid calling cards; cellular services; VoIP services; reselling opportunities; and email and fax broadcasting services. The Company serves customers across Europe, Australia, North America, South America, Asia and Africa.

This press release contains forward-looking statements. The words or phrases "should," "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements." The Company's financial results reflected above should not be construed by any means as representative of the current or future value of its common stock. All information set forth in this press release, except historical and factual information, represents forward-looking statements. This includes all statements about the company's plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include issues related to rapidly changing technology and evolving standards in the industries in which the Company and its subsidiaries operate; the ability to obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, and license and sign new agreements; the unpredictable nature of consumer preferences; and other factors set forth in the Company's most recently filed annual report and registration statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the Securities and Exchange Commission.

For More Information, Please Contact:
At XFONE, Inc.
Alon Mualem, Chief Financial Officer,
011-972-39254446 or via email at alonm@xfone.com
Or
Elite Financial Communications Group
Dodi Handy, 407-585-1080 or via email at xfn@efcg.net